Exhibit (g)(4)

State Street Bank and Trust Company

Lafayette Corporate Center

2 Avenue de Lafayette

Boston, Massachusetts 02111

Attn: Richard W. Stowe, Vice President, LLC5

Re:	Custodian Services Agreement and Fund Accounting Services Agreement

Ladies and Gentlemen:

Reference is made to that certain Custodian Services Agreement (as amended, the “Custodian Agreement”) and that certain Fund Accounting Services Agreement (as amended, the “Accounting Agreement”), each dated as of October 5, 2012 and each entered into by and between State Street Bank and Trust Company and each Fund on behalf of its Portfolios. Capitalized terms used herein without definition shall have the meanings given to them in the Agreements.

Please be advised that the undersigned Funds have established the following new portfolios:

Legg Mason Partners Institutional Trust

Western Asset Institutional U.S Treasury Obligations Money Market Fund

Master Portfolio Trust

U.S. Treasury Obligations Portfolio

In accordance with Section 12(d) of the Custodian Agreement and Section 12(c) of the Fund Accounting Agreement, each undersigned Fund hereby requests that your bank act as Custodian and Fund Accounting Agent for its New Portfolio under the terms of the Custodian Agreement and the Fund Accounting Agreement, respectively.

Attached as Exhibit A hereto is a replacement of “Exhibit A” to each Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the new portfolios.

Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreements. Please sign below to evidence your consent and agreement to the above.

LEGG MASON PARTNERS INSTITUTIONAL TRUST
MASTER PORTFOLIO TRUST

By:
Name:	Kenneth D. Fuller
Title:	President

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

Effective Date: August 30, 2013

1

Exhibit A

Legg Mason Partners Equity Trust

ClearBridge Select Fund

ClearBridge Energy MLP & Infrastructure Fund

Legg Mason Batterymarch Global Equity Fund

Legg Mason Batterymarch Global Managed Volatility Fund

Legg Mason Batterymarch International Managed Volatility Fund

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Capital Management All Cap Fund

Legg Mason ClearBridge Aggressive Growth Fund

Legg Mason ClearBridge Appreciation Fund

Legg Mason ClearBridge Equity Fund

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason ClearBridge Fundamental All Cap Value Fund

Legg Mason ClearBridge Large Cap Growth Fund

Legg Mason ClearBridge Large Cap Value Fund

Legg Mason ClearBridge Mid Cap Core Fund

Legg Mason ClearBridge Mid Cap Growth Fund

Legg Mason ClearBridge Small Cap Growth Fund

Legg Mason ClearBridge Small Cap Value Fund

Legg Mason ClearBridge Tactical Diversified Income Fund (fka Legg Mason ClearBridge Diversified Large Cap Growth Fund)

Legg Mason Dynamic Multi-Strategy Fund

Legg Mason Esemplia Emerging Markets Long-Short Fund

Legg Mason Global Currents International All Cap Opportunity Fund

Legg Mason Global Currents International Small Cap Opportunity Fund

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

Legg Mason Permal Tactical Allocation Fund

Legg Mason Target Retirement 2015

Legg Mason Target Retirement 2020

Legg Mason Target Retirement 2025

Legg Mason Target Retirement 2030

Legg Mason Target Retirement 2035

Legg Mason Target Retirement 2040

Legg Mason Target Retirement 2045

Legg Mason Target Retirement 2050

Legg Mason Target Retirement Fund

Legg Mason Partners Income Trust

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset High Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Western Asset Emerging Markets Debt Fund

Legg Mason Partners Variable Equity Trust

Legg Mason ClearBridge Variable Aggressive Growth Portfolio

Legg Mason ClearBridge Variable Appreciation Portfolio

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio

Legg Mason ClearBridge Variable Large Cap Growth Portfolio

Legg Mason ClearBridge Variable Large Cap Value Portfolio

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Legg Mason ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Variable Lifestyle Allocation 50%

Legg Mason Variable Lifestyle Allocation 70%

Legg Mason Variable Lifestyle Allocation 85%

Legg Mason Partners Variable Income Trust

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Western Asset Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust

Western Asset California Tax Free Money Market Fund (f/k/a Western Asset California Tax Free Reserves)

Western Asset Connecticut Municipal Money Market Fund (f/k/a Western Asset Connecticut Tax Free Reserves)

Western Asset Government Reserves

Western Asset Liquid Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Institutional Trust

Western Asset Institutional AMT Free Municipal Money Market Fund

Western Asset Institutional Cash Reserves

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional Tax Free Reserves

Western Asset Institutional U.S Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Municipal High Income SMASh Fund

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Western Asset Premium Tax Free Reserves

Master Portfolio Trust

Government Portfolio

Liquid Reserves Portfolio

Municipal High Income Portfolio

Prime Cash Reserves Portfolio

Tax Free Reserves Portfolio

U.S. Treasury Obligations Portfolio

U.S. Treasury Reserves Portfolio

ClearBridge American Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge Energy MLP Total Return Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

LMP Capital & Income Fund Inc.

LMP Corporate Loan Fund Inc.

LMP Real Estate Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Inflation Management Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed High Income Fund Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Worldwide Income Fund Inc.

Legg Mason Global Asset Management Trust

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch International Equity Trust

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason BW International Opportunities Bond Fund

Legg Mason Capital Management Growth Trust

Legg Mason Capital Management Special Investment Trust

Legg Mason Capital Management Value Trust

Legg Mason Strategic Real Return Fund

Legg Mason Investment Trust

Legg Mason Opportunity Trust

•Legg Mason Tax-Free Income Fund

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Western Asset Funds, Inc.

Western Asset Asian Opportunities Fund

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund

Western Asset Global Multi-Sector Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Global Government Bond Fund

Western Asset Macro Opportunities Fund

Western Asset Total Return Unconstrained Fund

Western Asset Income Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund 2

Western Asset Premier Bond Fund

Real Return Fund, Ltd.

Tactical Allocation Fund, Ltd.

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